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                                                                   Exhibit 10.48

                   FIRST AMENDMENT TO MODIFIED LOAN AGREEMENT
                           AND FIRST AMENDMENT TO NOTE

                  THIS FIRST AMENDMENT TO MODIFIED LOAN AGREEMENT AND FIRST AMENDMENT TO NOTE (the "Amendment") is made and entered into to be effective as of May 23, 2002, by and between BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 01-1268 (the "Case") filed on April 3, 2001 with the United States Bankruptcy Court for the District of Delaware (the "Court") (the "Borrower"), and BCP MANAGEMENT, INC., a Delaware corporation, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 02-10875 (the "Lender Case") filed on March 22, 2002 with the Court (the "Lender"). For valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, hereby recite and agree as follows:

                                    Recitals

                  A. On April 30, 2002, the Borrower and the Lender entered into that certain Modified Loan Agreement (the "Loan Agreement") pursuant to which the Lender agreed to lend to the Borrower up to $6,000,000 subject to the terms and conditions contained therein. The borrowings under the Loan Agreement were evidenced further by that certain Note in the original principal amount of $6,000,000 executed by the Borrower in favor of the Lender on April 30, 2002 (the "Note").

                  B. The Court has this day issued in the Lender Case a Final Order Authorizing Extension of Debtor's Obligations under a Modified Loan Agreement with Borden Chemicals and Plastics Operating Limited Partnership Through June 30, 2002 (the "Order") authorizing the extension of the maturity date under the Loan Agreement until June 30, 2002 and the reduction of the Commitment to $4,500,000.

                  C. The Borrower and the Lender mutually wish to amend the Loan Agreement, according to the terms and conditions hereinafter set forth.

                                    Agreement

                  1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein.

                  2. Amendments to the Loan Agreement and Note. As of the date hereof, the Loan Agreement shall be and hereby is amended and modified as follows:

                     a. The definition of "Maturity Date" contained in Section
         1.1 of the Loan Agreement is hereby modified to delete therefrom the phrase "May 23, 2002" and replace it with the phrase "June 30, 2002".

                     b. All references in the Loan Agreement and the Note to "Six Million Dollars" and "$6,000,000" are hereby deleted and replaced with "Four Million Five Hundred Thousand Dollars" and "$4,500,000", respectively.

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                     c. Section 2.1 of the Loan Agreement is hereby amended (i)
         by deleting therefrom the phrase ", subject to the sublimits set forth in this Section 2.1" from the first sentence, (ii) by deleting the phrase "May 23, 2002" and replacing it with "June 30, 2002" and (iii) by deleting all words appearing after the semi-colon in the second sentence.

                     d. Exhibit B to the Loan Agreement is hereby amended to delete paragraph 4 therefrom.

                  3. Confirmation and Ratification. Except as specifically modified and amended pursuant to the terms hereof, the Loan Agreement remains unchanged and in full force and effect as written. The parties hereto hereby ratify and confirm in all respects, as of the date hereof, all of the terms, conditions, representations, warranties, covenants and provisions contained therein, as modified and amended hereby, and the Borrower hereby confirms and ratifies in all respects all of the Obligations.

                  4. No Default. The Borrower hereby ratifies and confirms that there are no Defaults or Events of Default which have occurred and are continuing as of the date hereof.

                  5. Governing Law. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, except and only to the extent precluded by other laws of mandatory application. Notwithstanding the foregoing, the Court shall retain jurisdiction over this Amendment and the forum for any action relating hereto shall be the Court.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership

                                By: BCP Management, Inc., a Delaware
                                corporation, its general partner

                                By:_____________________________________________
                                   Mark J. Schneider
                                   President and Chief Executive Officer


                                BCP MANAGEMENT, INC.
                                a Delaware corporation


                                By:_____________________________________________
                                   Mark J. Schneider
                                   President and Chief Executive Officer

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